Exhibit 10.22

                                SECOND AMENDMENT
                                     TO THE
                   SECURITY AND PLEDGE AGREEMENT, WITH ADDENDA
                   -------------------------------------------


      Second Amendment, dated as of December 12, 1997 (the "Second Amendment") to the Security and Pledge Agreement (the "Security Agreement"), dated as of February 4, 1997, among Atlantic Express Transportation Group Inc., a New York corporation (together with its successors and assigns, "AETG"), Atlantic Express Transportation Corp., a New York corporation and a subsidiary of AETG (together with its successors and assigns, the "Company"), the subsidiaries of the Company that are party thereto and The Bank of New York, as the trustee under the Indenture for the benefit of the holders of the Notes (together with its successors and assigns, the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, among AETG, the Company, the subsidiaries of the Company that are party thereto and the Secured Party. Capitalized terms not defined herein shall have the respective meaning set forth for such terms in the Security Agreement.

      WHEREAS, the parties to Security Agreement desire to amend the Security Agreement as set forth below.

      NOW, THEREFORE, in consideration of the agreements set forth herein and for other and good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Schedules I, II and III shall hereby be amended to include the information set forth on such corresponding Schedules I, II and III attached hereto.

      2. Except as herein amended, all terms, provisions and conditions of the Security Agreement, all Annexes and Schedules thereto and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their terms.

      3. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which constitute, collectively, one agreement.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

      5. In the event of a conflict between the terms and conditions of the Security Agreement and the terms and conditions of this Amendment, then the terms and conditions of this Amendment shall prevail.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.


ATLANTIC EXPRESS TRANSPORTATION                          ATLANTIC EXPRESS
 GROUP INC.                                                TRANSPORTATION CORP.


By:   /s/ Domenic Gatto                                  By:   /s/ Domenic Gatto
      -----------------                                        -----------------
Name:   Domenic Gatto                                    Name:   Domenic Gatto
Title:     President                                     Title:     President







                                   GUARANTORS

BROOKFIELD TRANSIT INC.                   ATLANTIC PARATRANS, INC.
AMBOY BUS CO., INC.                       180 JAMAICA CORP.
STATEN ISLAND BUS, INC.                   ATLANTIC EXPRESS COACHWAYS, INC.
RAYBERN CAPITAL CORP.                     ATLANTIC EXPRESS OF PENNSYLVANIA, INC.
METROPOLITAN ESCORT SERVICE, INC.         ATLANTIC PARATRANS OF KENTUCKY, INC.
MERIT TRANSPORTATION CORP.                ATLANTIC-CONN. TRANSIT, INC.
TEMPORARY TRANSIT SERVICE, INC.           RAYBERN BUS SERVICE, INC.
ATLANTIC-HUDSON, INC.                     G.V.D. LEASING CO., INC.
COURTESY BUS CO., INC.                    BLOCK 7932, INC.
K. CORR, INC.                             ATLANTIC EXPRESS OF MISSOURI INC.
RAYBERN EQUITY CORP.                      ATLANTIC EXPRESS OF L.A. INC.
METRO AFFILIATES, INC.                    JERSEY BUSINESS LAND CO., INC.
MIDWAY LEASING INC.                               JERSEY BUS SALES, INC.
CENTRAL NEW YORK COACH                    201 WEST SOTELLO REALTY, INC.
    SALES & SERVICE, INC.
ATLANTIC-CHITTENANGO REAL
    PROPERTY CORP.


                                                          By:  /s/ Domenic Gatto
                                                               -----------------
                                                          Name:  Domenic Gatto
                                                          Title: President

THE BANK OF NEW YORK, as
  Trustee and Secured Party


By:    /s/ Van K. Brown
       ----------------
Name:  Van K. Brown
Title: Assistant Vice President

                                   Schedule I

        Pledged Securities Owned By Atlantic Express Transportation Corp.
        -----------------------------------------------------------------


                                                  Stock                                   Percentage of
             Stock               Class of       Certificate                 Number of      Outstanding
             Issuer              Stock            Number       Par Value     Shares          Shares
             ------              --------       -----------    ---------    ---------     -------------

Atlantic-Chittenango             common              1           None          100             100%
Real Property Corp.


Jersey Business Land Co., Inc.   common              1           None          100             100%


201 West Sotello Realty,         common              1           None          100             100%
 Inc.

                                   Schedule II

                                 Filing Offices
                                 --------------

     Debtor Name                                Jurisdictions Where UCC-1s Filed
     -----------                                --------------------------------

Atlantic-Chittenango                            Secretary of State, New York
Real Property Corp.                             Richmond County, New York
                                                Madison County, New York


Jersey Business Land Co., Inc.                  Secretary of State, New York
                                                Richmond County, New York
                                                Secretary of State, New Jersey
                                                Burlington County, New York


201 West Sotello Realty, Inc.                   Secretary of State, California
                                                Secretary of State, New York
                                                Richmond County, New York

                                  Schedule III

                             Location of Collateral
                             ----------------------


Atlantic-Chittenango Real Property Corp.
7765 Lakeport Road
Chittenango New York


Jersey Business Land Co., Inc.
2015 Route 206
Bordentown New Jersey


201 West Sotello Realty, Inc.
201 West Sotello Street
Los Angeles, California

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, ATLANTIC-CHITTENANGO REAL PROPERTY CORP., a New York corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, among the AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, among the Company, Restricted Subsidiaries (each as defined therein and the Secured Party) (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                                        ATLANTIC-CHITTENANGO REAL PROPERTY CORP.


                                        By:    /s/ Domenic Gatto
                                               -----------------
                                        Name:    Domenic Gatto
                                        Title:   President


Date:  December 12, 1997

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, JERSEY BUSINESS LAND CO., INC., a New Jersey corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, among the AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                                            JERSEY BUSINESS LAND CO., INC.


                                            By:    /s/ Domenic Gatto
                                                   -----------------
                                            Name:    Domenic Gatto
                                            Title:   President


Date:  December 12, 1997

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


      The undersigned, 201 WEST SOTELLO REALTY, INC., a California corporation:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, among the AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture dated as of August 14, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party (the "Indenture"), and

      (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.


                                            201 WEST SOTELLO REALTY, INC.

                                            By:    /s/ Domenic Gatto
                                                   -----------------
                                            Name:    Domenic Gatto
                                            Title:   President


Date:  December 12, 1997